                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       7
                      TOP FIVE INDUSTRIES       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      13

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      14
                     FINANCIAL STATEMENTS      17
            NOTES TO FINANCIAL STATEMENTS      23
           REPORT OF INDEPENDENT AUDITORS      30

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      31
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
          TRUSTEE AND OFFICER INFORMATION      33

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(June 9, 1994--December 31, 2002)

 [LINE GRAPH]

                                                                           NAREIT EQUITY INDEX IS AN
                                                                             UNMANAGED INDEX THAT        STANDARD & POOR'S 500
                                                                             REFLECTS THE GENERAL        INDEX IS AN UNMANAGED
                                                                            PERFORMANCE OF A BROAD          INDEX GENERALLY
                                                                           RANGE OF EQUITY REITS OF    REPRESENTATIVE OF THE U.S.
                                             REAL ESTATE SECURITIES FUND     ALL PROPERTY TYPES.*(1)         STOCK MARKET.*
                                             ---------------------------   -------------------------   --------------------------
6/9/94                                                  9526.00                    10000.00                     10000.00
                                                        9546.00                    10000.00                      9715.00
                                                        9359.00                     9795.00                     10190.00
12/94                                                   9461.00                     9797.00                     10189.00
                                                        9347.00                     9780.00                     11181.00
                                                        9780.00                    10356.00                     12248.00
                                                       10365.00                    10843.00                     13221.00
12/95                                                  10754.00                    11293.00                     14017.00
                                                       11007.00                    11550.00                     14769.00
                                                       11632.00                    12063.00                     15432.00
                                                       12526.00                    12853.00                     15909.00
12/96                                                  15037.00                    15275.00                     17236.00
                                                       15062.00                    15382.00                     17698.00
                                                       15968.00                    16147.00                     20787.00
                                                       17834.00                    18055.00                     22344.00
12/97                                                  18144.00                    18370.00                     22986.00
                                                       17939.00                    18284.00                     26192.00
                                                       17249.00                    17446.00                     27057.00
                                                       15632.00                    15610.00                     24366.00
12/98                                                  15968.00                    15155.00                     29555.00
                                                       15302.00                    14424.00                     31028.00
                                                       17270.00                    15879.00                     33214.00
                                                       15719.00                    14602.00                     31140.00
12/99                                                  15466.00                    14455.00                     35774.00
                                                       15788.00                    14801.00                     36594.00
                                                       17651.00                    16360.00                     35622.00
                                                       19314.00                    17611.00                     35277.00
12/00                                                  19878.00                    18266.00                     32517.00
                                                       19621.00                    18338.00                     28662.00
                                                       21307.00                    20357.00                     30339.00
                                                       20586.00                    19824.00                     25886.00
12/01                                                  21580.00                    20811.00                     28652.00
                                                       23251.00                    22529.00                     28731.00
                                                       23819.00                    23658.00                     24881.00
                                                       21314.00                    21518.00                     20583.00
12/02                                                  21344.00                    21606.00                     22320.00

This chart compares your fund's performance to that of the NAREIT Equity Index and the S&P 500 Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's performance would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Bloomberg

(1) Data for the NAREIT Equity Index is available as of 6/30/94.

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                       A SHARES   B SHARES       C SHARES
-----------------------------------------------------------------------------
One-year total return at NAV(1)          -1.09%     -1.86%         -1.86%
-----------------------------------------------------------------------------
One-year total return(2)                 -5.80%     -5.70%         -2.82%
-----------------------------------------------------------------------------
Five-year average annual total
return(2)                                 2.30%      2.26%          2.53%
-----------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)*                                9.30%      9.33%(3)       9.11%
-----------------------------------------------------------------------------
Commencement date                      06/09/94   06/09/94       06/09/94
-----------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to the Financial Statements for additional information.

  * Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                   PORTFOLIO AT A GLANCE




TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2002)


1.   SIMON PROPERTY GROUP           7.0%
     Engaged in the ownership, development,
     management, leasing, acquisition and
     expansion of income-producing
     properties, primarily regional malls and
     community shopping centers.

2.   AVALONBAY COMMUNITIES          5.8%
     Owns and operates upscale apartment
     communities in high barrier-to-entry
     markets of the United States.

3.   EQUITY OFFICE PROPERTIES       5.5%
     Acquires, owns, manages, develops and
     leases office properties.

4.   BROOKFIELD PROPERTIES CORP     5.1%
     Owns, develops and manages premier
     commercial properties in downtown
     locations of select cities in North
     America.

5.   BOSTON PROPERTIES              4.5%
     Provides a broad range of real estate
     functions, including acquisitions,
     development, financing, construction
     management, property management,
     marketing, leasing, accounting, tax and
     legal services.

6.   EQUITY RESIDENTIAL             4.5%
     Acquires, owns, and operates multifamily
     properties.

7.   STARWOOD HOTELS & RESORTS
     WORLDWIDE                      4.4%
     A hotel and leisure company.

8.   ROUSE CO.                      4.4%
     Engaged in the ownership, management,
     acquisition and development of income-
     producing and other real estate in the
     United States.

9.   ARCHSTONE-SMITH TRUST          4.4%
     Engaged in the operation, development,
     acquisition and long-term ownership of
     garden apartment communities and
     high-rise apartment properties in
     protected markets throughout the U.S.

10.  PROLOGIS TRUST                 4.0%
     Operates a global network of industrial
     distribution facilities.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)



[BAR GRAPH]


                                                                     DECEMBER 31, 2002                  DECEMBER 31, 2001
                                                                     -----------------                  -----------------
Real Estate Investment Trusts                                               88.2%                              88.1%
Hotels                                                                       6.6%                               4.5%
Homebuilding                                                                 5.1%                               4.0%
Application Software                                                         0.0%+                              0.0%+
Diversified Metals & Mining                                                  0.0%+                              0.1%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.
+  Industry holdings are less than .01% of long-term investments.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN REAL ESTATE SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S REAL ESTATE TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE THEODORE BIGMAN, MANAGING DIRECTOR, AND DOUGLAS FUNKE, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   For the full year, real estate
investment trusts (REITs) dramatically outperformed the broader markets. REIT returns for 2002 can be divided into three distinct periods. In the first half of the year, REITs gained 13.7 percent while the broad market declined. At midyear we noted two primary risks for the sector. We become more cautious when there is a disconnect between near-term real estate fundamentals and REIT share prices, and we noted that a recovery in the broad equity market might cause investors to rotate out of the REIT sector. Unfortunately, both issues put pressure on REIT share prices in the second half of the year. In the third quarter, REITs declined along with the broader market, as it appeared that deteriorating operating fundamentals had caught up with the sector. In the fourth quarter, REITs were flat while the broad market surged. The fourth quarter's performance may not have been exciting, but the sector's overall performance in 2002 was encouraging because it provided further evidence that REITs can fulfill their role within a proper asset allocation strategy.

    Retail REITs, including malls and strip-mall shopping centers, were one of the best-performing subsectors in 2002. Despite modest declines in consumer confidence and spending, retail tenant demand remained robust, resulting in firm occupancy and rental rates. In contrast, apartment and office stocks underperformed as they continued to face weak demand for their properties, which will likely persist until job growth returns. Hotel stocks underperformed as a result of weak corporate demand and a host of political uncertainties.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund returned -1.09 percent
for the 12 months ended December 31, 2002. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent but excluding the maximum sales charge of
4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers or reimbursements, the fund's return would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the NAREIT Equity Index returned 3.82 percent, and the Standard & Poor's 500 Index returned -23.4 percent for the same period. The NAREIT Index is an unmanaged index that reflects the general performance of a broad range of equity REITs of all property types. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns do not include any sales charge or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 5 for additional portfolio performance results.

Q   WHAT WERE THE KEY DRIVERS OF
    THE FUND'S RELATIVE PERFORMANCE?

A   From an attribution perspective,
the bulk of the fund's underperformance came from sector allocation. One notable area of underperformance came from the hotel and office sectors, in which the fund held overweighted positions. These sectors struggled because of a slower than expected economic recovery, which resulted in a lack of meaningful job growth and continued weakness in business confidence. In contrast to the sluggish corporate sector, the consumer sector remained strong, resulting in favorable demand from retail tenants. In the retail sector, our underweighting of the strip shopping center subsector offset the favorable attribution from our overweighting of the mall subsector.

    Given the then-current economic conditions, our preference was for companies with higher-quality assets, typically characterized by longer-term leases and located in markets with high entry barriers. We were rewarded for investing in owners of central business district office properties and selected strip-mall shopping centers. This strategy did not bear fruit in the hotel sector, however, where we focused on companies with upscale assets in urban markets, nor in the apartment sector, which suffered from weak demand.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE FUND?

A   In 2002 we continued to shape
the portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Thus, the fund's sector weightings reflect the continued weak economic environment as well as the comparison between the companies' share prices and the underlying value of their properties. Occupancies have declined to near trough levels for such sectors as apartments, offices and industrial properties. From our perspective, these sectors may experience the best growth in cash flow when the economy recovers.

    During the year, we added to the industrial sector, as we believe this area is likely both to trough and to recover before the office sector does. The private market demand to buy assets in this sector remains strong, and the sector is less reliant on job recovery to spur tenant demand. We significantly reduced our weighting to the apartment sector in the early part of the year as it became apparent that demand waned due to a lack of job growth and a record level of single-family purchases. We were also disappointed with the only-modest fall-off in supply. In the third quarter, we began to add back modestly to the apartment sector as share prices fell below underlying values and the market remained liquid and robust. As share prices deteriorated, more apartment companies embraced the strategy of selling assets and buying back stock.

    We continued to bolster the fund's assets in upscale hotel owners, with a particular focus on those with the strongest balance sheets, which look very attractive on an implied price-per-room basis. Although weak demand fundamentals--in particular a depressed level of corporate travel--put pressure on share prices, these companies are trading at 30 to 40 percent discounts to asset value. When the economy regains its equilibrium, we expect this real estate sector to experience the earliest, most powerful recovery. During the year, we decreased our weighting to the office sector, given its reliance on job recovery and the continued risk of additional corporate bankruptcies and downsizing. We also changed the fund's mix of office stocks, increasing ownership in those with urban assets, which feature longer lease terms and are also more protected in relation to new supply relative to owners of suburban assets. Finally, we increased our overweighting to malls, as we continue to see good relative value in this asset class.

    Our adjustments to the portfolio in the fourth quarter followed these same themes, as the economy remained weak and we do not expect a recovery in the near term. We continued to add to the industrial and mall sectors, for the reasons described above. In addition, we opportunistically added to the manufactured home and health-care sectors as they came under pressure. We remain underweighted in health care, as this sector comprises high-dividend-yielding stocks trading at material premiums to their underlying property value. Additionally, the health-care REITs pose the additional risk of potentially inadequate dividend coverage and exposure to reductions in Medicare and Medicaid reimbursements. We continued to reduce the fund's weight to the office sector with an emphasis on decreasing its exposure to owners of suburban assets with greater near-term lease expirations. We reduced the fund's positions in hotels and apartments modestly to take advantage of price increases in certain stocks.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKETS IN THE COMING MONTHS?

A   The primary risk for private real
estate valuations would be a change in the balance of buyers and sellers. The supply of assets for sale might increase as a result of owners being forced to sell assets. In addition, given the improvement in real estate valuations versus other asset classes, owners might opt to alter their asset allocations and reduce their ownership of real estate to take advantage of current valuations. Similarly, a subset of the current group of real estate buyers might alter its asset allocations to real estate because of concerns with weak fundamentals or a perception that asset valuations were not sustainable. In our view, it appears that the weakness in fundamentals could trough as the economy recovers, so buyers may be able to justify a scenario of improved cash flows in the near term.

    Pricing in the public market reflects a sector that is trading at par to its current private real estate valuation. With a dramatic slowdown in new supply, when real estate demand does recover we expect to see occupancy rates, rental levels and property values recover. However, there is some risk that in a recovering economy stocks in the broader equity market may look more attractive than REIT stocks.

    Because real estate is a lagging indicator of the economy, nondedicated investors may rotate to early cyclical or higher-beta stocks at that time. Thus, growth in property values would need to offset any drop in REIT share prices relative to property values. An added risk to the attraction of REITs to nondedicated investors is the proposed legislation with regard to reducing or eliminating taxes on dividends. A supporting factor for REIT valuation is that the sector is already trading on a par with asset value and we believe that share price declines will result in additional corporate share repurchases. Thus, although the sector faces some risk of underperforming the broader equity market in an economic recovery, we believe there may be a level of downside protection as a result of the underlying asset valuation and related share-buyback programs.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, with varying fees and sales charges.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

REAL ESTATE INVESTMENT TRUSTS (REITS): Companies that own, develop and operate apartment complexes, hotels, office buildings and other commercial properties. REITs, which are often publicly traded, distribute nearly all their taxable income back to shareholders, thus avoiding most taxation at the corporate level.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover the costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON AND PREFERRED STOCKS  97.1%
APPLICATION SOFTWARE  0.0%
Internap Network Services Corp. (a).........................      9,783   $      3,620
                                                                          ------------

DIVERSIFIED METALS & MINING  0.0%
FrontLine Capital Group (a).................................    185,000              0
                                                                          ------------

HOMEBUILDING  5.0%
Atlantic Gulf Communities Corp. (a).........................    131,004              0
Atlantic Gulf Communities Corp.--Convertible Preferred Ser B
  (a).......................................................     30,570              0
Atlantic Gulf Communities Corp.--Preferred Ser B,
  144A--Private Placement (a) (b)...........................     43,609              0
Atlantic Gulf Communities Corp.--Warrants 20,380 shares of
  each Class B and C expiring 06/23/04 (a)..................     40,760              0
Atlantic Gulf Communities Corp.--Warrants 39,121 shares of
  each Class A, B and C expiring 06/23/04 (a)...............    117,363              0
Brookfield Properties Corp. (Canada)........................    817,689     16,517,318
                                                                          ------------
                                                                            16,517,318
                                                                          ------------
HOTELS  6.4%
Hilton Hotels Corp. ........................................    536,900      6,823,999
Interstate Hotels & Resorts, Inc. (a).......................     12,198         58,550
John Q. Hammons Hotels, Inc., Class A (a)...................      6,700         37,051
Starwood Hotels & Resorts Worldwide, Inc., Class B..........    602,128     14,294,519
Wyndham International, Inc., Class A (a)....................    572,598        131,698
                                                                          ------------
                                                                            21,345,817
                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS  85.7%
AMB Property Corp. .........................................    411,400     11,255,904
Amli Residential Properties Trust...........................    133,100      2,832,368
Apartment Investment & Management Co., Class A..............    246,000      9,220,080
Archstone-Smith Trust.......................................    596,700     14,046,318
Arden Realty, Inc. .........................................    468,500     10,377,275
Avalonbay Communities, Inc. ................................    476,600     18,654,124
Beacon Capital Partners, Inc. ..............................    177,900        925,462
Beacon Capital Partners, Wyndham International, Inc. .......     29,674      2,142,778
Beacon Capital Partners, Wyndham Series II..................     16,024      1,212,355
Boston Properties, Inc. ....................................    393,800     14,515,468

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
BRE Properties, Inc. .......................................     11,500   $    358,800
Chateau Communities, Inc. ..................................    306,092      7,040,116
Chelsea Property Group, Inc. ...............................      2,800         93,268
Equity Office Properties Trust..............................    707,892     17,683,142
Equity Residential Properties Trust.........................    589,338     14,485,928
Essex Property Trust, Inc. .................................    136,500      6,941,025
Federal Realty Investment Trust.............................    329,500      9,265,540
Forest City Enterprises, Inc. ..............................     52,500      1,750,875
Gables Residential Trust....................................     30,100        750,393
General Growth Properties, Inc. ............................    196,400     10,212,800
Host Marriott Corp. (a).....................................  1,240,400     10,977,540
Innkeepers USA Trust........................................    124,300        952,138
Kilroy Realty Corp. ........................................    159,800      3,683,390
Macerich Co. ...............................................      9,400        289,050
Mack-Cali Realty Corp. .....................................    117,600      3,563,280
Manufactured Home Communities, Inc. ........................    131,700      3,902,271
Post Properties, Inc. ......................................    178,500      4,266,150
ProLogis Trust..............................................    506,213     12,731,257
Public Storage, Inc. .......................................    344,474     11,129,955
Reckson Associates Realty Corp. ............................    159,900      3,365,895
Regency Centers Corp. ......................................     94,000      3,045,600
Rouse Co. ..................................................    447,400     14,182,580
Shurgard Storage Centers, Inc., Class A.....................    124,400      3,898,696
Simon Property Group, Inc. .................................    659,100     22,455,537
SL Green Realty Corp. ......................................    110,500      3,491,800
Summit Properties, Inc. ....................................    151,400      2,694,920
Sun Communities, Inc. ......................................     44,800      1,638,336
Taubman Centers, Inc. ......................................    506,045      8,213,110
Trizec Properties, Inc. ....................................    693,900      6,515,721
Ventas, Inc. ...............................................    164,200      1,880,090
Vornado Realty Trust........................................    146,700      5,457,240
Wellsford Real Properties, Inc. (a).........................    133,550      2,104,748
                                                                          ------------
                                                                           284,203,323
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $317,365,148)..................................................    322,070,078

REPURCHASE AGREEMENT  3.5%
BankAmerica Securities ($11,707,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/02, to
  be sold on 01/02/03 at $11,707,780) (Cost $11,707,000)...............     11,707,000
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL INVESTMENTS  100.6%
(Cost $329,072,148)....................................................   $333,777,078

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%)..........................     (2,062,084)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $331,714,994
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $329,072,148).......................  $333,777,078
Receivables:
  Dividends.................................................     2,655,052
  Investments Sold..........................................     1,134,122
  Fund Shares Sold..........................................       591,840
  Interest..................................................           390
Other.......................................................        54,233
                                                              ------------
    Total Assets............................................   338,212,715
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     5,369,243
  Investments Purchased.....................................       500,035
  Distributor and Affiliates................................       294,838
  Investment Advisory Fee...................................       153,663
  Custodian Bank............................................           112
Accrued Expenses............................................       106,660
Trustees' Deferred Compensation and Retirement Plans........        73,170
                                                              ------------
    Total Liabilities.......................................     6,497,721
                                                              ------------
NET ASSETS..................................................  $331,714,994
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $330,876,325
Net Unrealized Appreciation.................................     4,704,930
Accumulated Undistributed Net Investment Income.............     1,117,267
Accumulated Net Realized Loss...............................    (4,983,528)
                                                              ------------
NET ASSETS..................................................  $331,714,994
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $210,625,590 and 15,437,445 shares of
    beneficial interest issued and outstanding).............  $      13.64
    Maximum sales charge (4.75%* of offering price).........           .68
                                                              ------------
    Maximum offering price to public........................  $      14.32
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $76,905,363 and 5,632,829 shares of
    beneficial interest issued and outstanding).............  $      13.65
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $44,184,041 and 3,238,278 shares of
    beneficial interest issued and outstanding).............  $      13.64
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $45,326).....  $ 12,851,491
Interest....................................................       214,361
                                                              ------------
    Total Income............................................    13,065,852
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,236,656
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $474,084, $773,407 and $479,930,
  respectively).............................................     1,727,421
Shareholder Services........................................       809,681
Custody.....................................................        44,215
Trustees' Fees and Related Expenses.........................        17,169
Legal.......................................................         4,052
Other.......................................................       392,844
                                                              ------------
    Total Expenses..........................................     6,232,038
    Investment Advisory Fee Reduction.......................       266,994
    Less Credits Earned on Cash Balances....................         8,224
                                                              ------------
    Net Expenses............................................     5,956,820
                                                              ------------
NET INVESTMENT INCOME.......................................  $  7,109,032
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $   (826,775)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    20,825,594
  End of the Period.........................................     4,704,930
                                                              ------------
Net Unrealized Depreciation During the Period...............   (16,120,664)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(16,947,439)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (9,838,407)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $   7,109,032       $    6,176,304
Net Realized Gain/Loss...........................        (826,775)           4,284,995
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (16,120,664)           7,586,067
                                                    -------------       --------------
Change in Net Assets from Operations.............      (9,838,407)          18,047,366
                                                    -------------       --------------

Distributions from Net Investment Income:
  Class A Shares.................................      (5,437,613)          (4,477,623)
  Class B Shares.................................      (1,448,373)          (1,451,727)
  Class C Shares.................................        (886,081)            (832,105)
                                                    -------------       --------------
                                                       (7,772,067)          (6,761,455)
                                                    -------------       --------------

Distributions from Net Realized Gain:
  Class A Shares.................................        (768,787)                 -0-
  Class B Shares.................................        (279,225)                 -0-
  Class C Shares.................................        (162,483)                 -0-
                                                    -------------       --------------
                                                       (1,210,495)                 -0-
                                                    -------------       --------------
Total Distributions..............................      (8,982,562)          (6,761,455)
                                                    -------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (18,820,969)          11,285,911
                                                    -------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     244,024,913          166,308,143
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       7,780,587            5,846,848
Cost of Shares Repurchased.......................    (167,022,505)        (119,844,488)
                                                    -------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      84,782,995           52,310,503
                                                    -------------       --------------
TOTAL INCREASE IN NET ASSETS.....................      65,962,026           63,596,414
NET ASSETS:
Beginning of the Period..........................     265,752,968          202,156,554
                                                    -------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,117,267 and $1,785,565, respectively).......   $ 331,714,994       $  265,752,968
                                                    =============       ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS A SHARES                        -------------------------------------------------------
                                      2002 (a)    2001 (a)    2000 (a)    1999 (a)     1998
                                      -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $14.21      $13.49      $10.84      $11.58     $ 13.81
                                       ------      ------      ------      ------     -------
  Net Investment Income.............      .36         .39         .49         .40         .51
  Net Realized and Unrealized
    Gain/Loss.......................     (.50)        .74        2.56        (.76)      (2.14)
                                       ------      ------      ------      ------     -------
Total from Investment Operations....     (.14)       1.13        3.05        (.36)      (1.63)
                                       ------      ------      ------      ------     -------
Less:
  Distributions from Net Investment
    Income..........................      .38         .41         .40         .38         .38
  Distributions from Net Realized
    Gain............................      .05         -0-         -0-         -0-         .22
                                       ------      ------      ------      ------     -------
Total Distributions.................      .43         .41         .40         .38         .60
                                       ------      ------      ------      ------     -------
NET ASSET VALUE, END OF THE PERIOD..   $13.64      $14.21      $13.49      $10.84     $ 11.58
                                       ======      ======      ======      ======     =======

Total Return (b)*...................   -1.09%       8.56%      28.53%      -3.15%     -11.99%
Net Assets at End of the Period (In
  millions).........................   $210.6      $154.5      $114.8      $ 52.8     $  41.7
Ratio of Expenses to Average Net
  Assets*...........................    1.55%       1.55%       1.55%       1.68%       1.76%
Ratio of Net Investment Income to
  Average Net Assets*...............    2.53%       2.84%       4.05%       3.53%       3.98%
Portfolio Turnover..................      28%         38%         34%         46%        113%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................    1.63%       1.67%       1.63%       1.94%         N/A
Ratio of Net Investment Income to
  Average Net Assets................    2.45%       2.72%       3.97%       3.26%         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS B SHARES                        -------------------------------------------------------
                                      2002 (a)    2001 (a)    2000 (a)    1999 (a)     1998
                                      -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $14.22      $13.50      $10.84      $11.57     $ 13.80
                                       ------      ------      ------      ------     -------
  Net Investment Income.............      .24         .28         .40         .29         .41
  Net Realized and Unrealized
    Gain/Loss.......................     (.50)        .76        2.56        (.74)      (2.13)
                                       ------      ------      ------      ------     -------
Total from Investment Operations....     (.26)       1.04        2.96        (.45)      (1.72)
                                       ------      ------      ------      ------     -------
Less:
  Distributions from Net Investment
    Income..........................      .26         .32         .30         .28         .29
  Distributions from Net Realized
    Gain............................      .05         -0-         -0-         -0-         .22
                                       ------      ------      ------      ------     -------
Total Distributions.................      .31         .32         .30         .28         .51
                                       ------      ------      ------      ------     -------
NET ASSET VALUE, END OF THE PERIOD..   $13.65      $14.22      $13.50      $10.84     $ 11.57
                                       ======      ======      ======      ======     =======

Total Return (b)*...................   -1.86%       7.80%      27.63%      -3.98%     -12.62%
Net Assets at End of the Period (In
  millions).........................   $ 76.9      $ 68.8      $ 58.6      $ 53.8     $  64.4
Ratio of Expenses to Average Net
  Assets*...........................    2.30%       2.30%       2.30%       2.46%       2.53%
Ratio of Net Investment Income to
  Average Net Assets*...............    1.68%       2.04%       3.30%       2.52%       3.26%
Portfolio Turnover..................      28%         38%         34%         46%        113%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................    2.38%       2.42%       2.38%       2.72%         N/A
Ratio of Net Investment Income to
  Average Net Assets................    1.60%       1.92%       3.22%       2.26%         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS C SHARES                        --------------------------------------------------------
                                      2002 (a)    2001 (a)    2000 (a)    1999 (a)    1998 (a)
                                      --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $14.21      $13.49      $10.84      $11.57     $ 13.79
                                       ------      ------      ------      ------     -------
  Net Investment Income.............      .24         .29         .40         .29         .41
  Net Realized and Unrealized
    Gain/Loss.......................     (.50)        .75        2.55        (.74)      (2.13)
                                       ------      ------      ------      ------     -------
Total from Investment Operations....     (.26)       1.04        2.95        (.45)      (1.72)
                                       ------      ------      ------      ------     -------
Less:
  Distributions from Net Investment
    Income..........................      .26         .32         .30         .28         .28
  Distributions from Net Realized
    Gain............................      .05         -0-         -0-         -0-         .22
                                       ------      ------      ------      ------     -------
Total Distributions.................      .31         .32         .30         .28         .50
                                       ------      ------      ------      ------     -------
NET ASSET VALUE, END OF THE PERIOD..   $13.64      $14.21      $13.49      $10.84     $ 11.57
                                       ======      ======      ======      ======     =======

Total Return (b)*...................   -1.86%       7.80%      27.53%      -3.89%     -12.63%
Net Assets at End of the Period (In
  millions).........................   $ 44.2      $ 42.5      $ 28.7      $ 16.9     $  17.1
Ratio of Expenses to Average Net
  Assets*...........................    2.30%       2.30%       2.30%       2.46%       2.54%
Ratio of Net Investment Income to
  Average Net Assets*...............    1.64%       2.13%       3.30%       2.60%       3.31%
Portfolio Turnover..................      28%         38%         34%         46%        113%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................    2.38%       2.42%       2.38%       2.72%         N/A
Ratio of Net Investment Income to
  Average Net Assets................    1.56%       2.01%       3.22%       2.33%         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The shareholders of the Fund voted on March 20, 2002 to reclassify the Fund's fundamental investment policy from being diversified to non-diversified. The Fund's investment objective is to seek long-term growth of capital. Current income is the secondary investment objective. The Fund's investment adviser seeks to achieve its objective by investing primarily in a portfolio of securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $331,525,713
                                                                ============
Gross tax unrealized appreciation...........................    $ 27,844,844
Gross tax unrealized depreciation...........................     (25,593,479)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  2,251,365
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The Fund may distribute any return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                 2002          2001
Distributions paid from:
  Ordinary Income...........................................  $7,772,067    $6,761,455
  Long-term capital gain....................................   1,210,495           -0-
                                                              ----------    ----------
                                                              $8,982,562    $6,761,455
                                                              ==========    ==========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $1,224,174
Undistributed long-term capital gain........................       5,974

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $5,263 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Fund's custody fee was reduced by $8,224 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     1.00%
Next $500 million...........................................      .95%
Over $1 billion.............................................      .90%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the year ended December 31, 2002, the Adviser voluntarily waived $266,994 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    For the year ended December 31, 2002, the Fund recognized expenses of approximately $4,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each Fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $36,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $676,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $48,922 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $211,006,642, $77,255,566, and
$42,614,117 for Classes A, B, and C, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   12,710,765    $ 182,585,800
  Class B...............................................    2,669,995       38,735,951
  Class C...............................................    1,562,834       22,703,162
                                                          -----------    -------------
Total Sales.............................................   16,943,594    $ 244,024,913
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      390,627    $   5,527,267
  Class B...............................................      102,181        1,438,684
  Class C...............................................       57,762          814,636
                                                          -----------    -------------
Total Dividend Reinvestment.............................      550,570    $   7,780,587
                                                          ===========    =============
Repurchases:
  Class A...............................................   (8,533,534)   $(119,829,799)
  Class B...............................................   (1,976,100)     (27,793,632)
  Class C...............................................   (1,370,330)     (19,399,074)
                                                          -----------    -------------
Total Repurchases.......................................  (11,879,964)   $(167,022,505)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $142,723,374, $64,874,563 and
$38,495,393 for Classes A, B, and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class A...............................................   8,994,185    $ 124,041,872
  Class B...............................................   1,654,392       22,914,959
  Class C...............................................   1,406,634       19,351,312
                                                          ----------    -------------
Total Sales.............................................  12,055,211    $ 166,308,143
                                                          ==========    =============
Dividend Reinvestment:
  Class A...............................................     296,990    $   4,061,103
  Class B...............................................      86,075        1,179,384
  Class C...............................................      44,191          606,361
                                                          ----------    -------------
Total Dividend Reinvestment.............................     427,256    $   5,846,848
                                                          ==========    =============
Repurchases:
  Class A...............................................  (6,932,636)   $ (94,634,988)
  Class B...............................................  (1,247,134)     (17,120,927)
  Class C...............................................    (588,689)      (8,088,573)
                                                          ----------    -------------
Total Repurchases.......................................  (8,768,459)   $(119,844,488)
                                                          ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2002 and 2001, 73,934 and 177,526 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $88,800 and CDSC on the redeemed shares of approximately $240,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $178,172,189 and $85,569,602, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2002, are payments retained by Van Kampen of approximately $785,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $68,600. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,209,700 and $21,900 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Real Estate Securities Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Real Estate Securities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Real Estate Securities Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Fund during its taxable year ended December 31, 2002. The Fund designated and paid $1,210,495 as a long-term capital gain distribution. In January, the Fund provided tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1994  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
89, 189, 289                                                   Member NASD/SIPC.
REAL ANR 2/03                                                    9522B03-AP-2/03